Exhibit 99.1
CERVITECH, INC.
(A Development-Stage Company)
FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

CERVITECH, INC.
(A Development-Stage Company)
DECEMBER 31, 2008 AND 2007
CONTENTS

Page
Independent Auditors’ Report	1

Financial Statements:

Balance Sheets	2

Statements of Operations and Comprehensive Loss	3

Statements of Changes in Stockholders’ Deficiency	4

Statements of Cash Flows	5

Notes to Financial Statements	6-13

Certified Public Accountants and Consultants 293 Eisenhower Parkway, Suite 290 Livingston, NJ 07039-1711 973-994-9494 • Fax 973-994-1571 www.sobel-cpa.com
INDEPENDENT AUDITORS’ REPORT
To the Stockholders
Cervitech, Inc.
Rockaway, New Jersey
We have audited the accompanying balance sheets of Cervitech, Inc. (a Delaware corporation in the development-stage) as of December 31, 2008 and 2007, and the related statements of operations and comprehensive loss, changes in stockholders’ deficiency, and cash flows for the years then ended and the cumulative period from January 14, 2003 (date of inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to in the first paragraph presents fairly, in all material respects, the financial position and results of operations of Cervitech, Inc. (a development-stage company) as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and the period January 14, 2003 (date of inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered significant negative cash flows, has incurred significant losses from operations, and has substantial negative working capital and net worth and lacks sufficient liquidity to continue its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Certified Public Accountants
April 24, 2009
Livingston, New Jersey

CERVITECH, INC.
(A Development-Stage Company)
BALANCE SHEETS

	December 31,
	2008	2007
ASSETS

CURRENT ASSETS:
Cash	$195,819	$229,127
Accounts receivable, net of allowance for bad debts of $120,000 in 2008 and $355,000 in 2007	1,221,408	1,236,253
Inventory, net of $757,000 reserve in 2008 and $-0- in 2007	1,257,095	2,893,215
Due from LinkBio Corp.	—	10,000
Due from Link America, Inc.	425	27,394
Prepaid expenses and other assets	505,054	578,035

Total Current Assets	3,179,801	4,974,024

Trademark rights, net of accumulated amortization of $77,971 in 2008 and $59,265 in 2007	202,719	221,431

	$3,382,520	$5,195,455

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES:
Trade accounts payable, Waldemar Link GmbH & Co. KG	$16,179,526	$14,523,014
Note payable, DERU GmbH	17,185,943	14,967,832
Due to Pivotal Research	143,561	318,598
Due to LinkBio Corp.	305,951	—
Other accounts payable and accrued expenses	1,100,496	1,311,125

Total Current Liabilities	34,915,477	31,120,569

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIENCY	(31,532,957)	(25,925,114)

	$3,382,520	$5,195,455

See independent auditors’ report and notes to financial statements.

CERVITECH, INC.
(A Development-Stage Company)
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

			Date of
			Inception
	Year Ended		January 14, 2003
	December 31,		to December 31,
	2008	2007	2008
NET SALES	$2,543,027	$3,416,245	$14,955,798
COST OF SALES	(4,002,911)	(2,258,897)	(12,679,813)

GROSS PROFIT	(1,459,884)	1,157,348	2,275,985
SELLING EXPENSES	(1,652,894)	(2,611,727)	(12,139,099)
RESEARCH AND DEVELOPMENT	(1,072,808)	(2,419,812)	(7,983,670)
GENERAL AND ADMINISTRATIVE EXPENSES	(1,900,616)	(1,396,120)	(8,427,290)

OPERATING LOSS	(6,086,202)	(5,270,311)	(26,274,074)
INTEREST EXPENSE	(989,614)	(766,655)	(2,870,389)

NET LOSS	(7,075,816)	(6,036,966)	(29,144,463)
OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency exchange gain (loss)	1,467,973	(2,840,993)	(2,473,804)

COMPREHENSIVE LOSS	$(5,607,843)	$(8,877,959)	$(31,618,267)

See independent auditors’ report and notes to financial statements.

CERVITECH, INC.
(A Development-Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIENCY
FROM JANUARY 14, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2008

								Accumulated	Accumulated
	Common Stock				Additional			Other	Deficit During
	Unrestricted		Restricted		Paid-in	Treasury Stock		Comprehensive	Development	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Shares	Amount	(Gain) Loss	Stage	Deficiency

Common Stock Issued on Inception Date	9,000	$90	—	$—	$10	—	$—	$—	$—	$100
Foreign Currency Translation	—	—	—	—	—	—	—	(100,846)	—	(100,846)
Net Loss	—	—	—	—	—	—	—	—	(1,351,489)	(1,351,489)

BALANCE, December 31, 2003	9,000	90	—	—	10	—	—	(100,846)	(1,351,489)	(1,452,235)
Restricted Shares Vested	—	—	675	—	—	—	—	—	—	—
Foreign Currency Translation	—	—	—	—	—	—	—	(724,102)	—	(724,102)
Net Loss	—	—	—	—	—	—	—	—	(3,834,377)	(3,834,377)

BALANCE, December 31, 2004	9,000	90	675	—	10	—	—	(824,948)	(5,185,866)	(6,010,714)
Restricted Shares Vested	—	—	75	—	—	—	—	—	—	—
Foreign Currency Translation	—	—	—	—	—	—	—	1,535,553	—	1,535,553
Net Loss	—	—	—	—	—	—	—	—	(5,463,984)	(5,463,984)

BALANCE, December 31, 2005	9,000	90	750	—	10	—	—	710,605	(10,649,850)	(9,939,145)
Restricted Stock, Vested	—	—	85	—	—	—	—	—	—	—
Purchase of Treasury Stock	—	—	(30)	—	—	75	(58,038)	—	—	(58,038)
Foreign Currency Translation	—	—	—	—	—	—	—	(1,811,389)	—	(1,811,389)
Net Loss	—	—	—	—	—	—	—	—	(5,381,831)	(5,381,831)

BALANCE, December 31, 2006	9,000	90	805	—	10	75	(58,038)	(1,100,784)	(16,031,681)	(17,190,403)
Restricted Stock, Vested	—	—	70	—	—	—	—	—	—	—
Sale of Treasury Stock	—	—	75	—	85,210	(75)	58,038	—	—	143,248
Foreign Currency Translation	—	—	—	—	—	—	—	(2,840,993)	—	(2,840,993)
Net Loss	—	—	—	—	—	—	—	—	(6,036,966)	(6,036,966)

BALANCE, December 31, 2007	9,000	90	950	—	85,220	—	—	(3,941,777)	(22,068,647)	(25,925,114)
Restricted Stock, Vested	—	—	100	—	—	—	—	—	—	—
Restricted Stock, Cancelled	—	—	(80)	—	—	—	—	—	—	—
Foreign Currency Translation	—	—	—	—	—	—	—	1,467,973	—	1,467,973
Net Loss	—	—	—	—	—	—	—	—	(7,075,816)	(7,075,816)

BALANCE, December 31, 2008	9,000	$90	970	$—	$85,220	—	$—	$(2,473,804)	$(29,144,463)	$(31,532,957)

See independent auditors’ report and notes to financial statements.

CERVITECH, INC.
(A Development-Stage Company)
STATEMENTS OF CASH FLOWS

			Date of
			Inception
	Year Ended		January 14, 2003
	December 31,		to December 31,
	2008	2007	2008
CASH FLOWS PROVIDED BY (USED FOR):
OPERATING ACTIVITIES:
Net loss	$(7,075,816)	$(6,036,966)	$(29,144,463)
Adjustments to reconcile net loss to net cash used for operating activities:
Amortization	18,713	18,713	77,971
Foreign currency translation	1,467,973	(2,840,993)	(2,473,804)
Accrued interest on note payable	989,614	766,655	2,874,246
Allowance for bad debts	(125,917)	(358,400)	295,824
Inventory reserve	757,000	—	757,000
Changes in certain assets and liabilities:
Accounts receivable	(249,807)	545,679	(1,517,232)
Inventory	879,120	(216,291)	(2,014,095)
Prepaid expenses and other assets	72,981	80,811	(505,054)
Due from LinkBio Corp.	315,951	(10,000)	305,951
Due from Link America, Inc.	26,969	(10,994)	(425)
Trade accounts payable to Waldemar Link GmbH & Co. KG	1,345,784	3,542,280	16,213,776
Due to Pivotal Research	(175,037)	96,315	143,561
Other accounts payable and accrued expenses	(210,629)	655,639	1,100,496

Net Cash Used for Operating Activities	(1,963,101)	(3,767,552)	(13,886,248)

INVESTING ACTIVITIES:
Trademark rights	—	—	(280,687)

FINANCING ACTIVITIES:
Borrowings of long-term debt	1,929,793	3,594,312	14,277,444
Issuance of common stock	—	—	100
Sale of treasury stock	—	143,248	85,210

Net Cash Provided by Financing Activities	1,929,793	3,737,560	14,362,754

NET (DECREASE) INCREASE IN CASH	(33,308)	(29,992)	195,819

CASH:
Beginning of period	229,127	259,119	—

End of period	$195,819	$229,127	$195,819

SUPPLEMENTAL INFORMATION:
Cash paid for:
Interest	$—	$—	$—

Taxes	$—	$—	$—

See independent auditors’ report and notes to financial statements.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 1 — ORGANIZATION:
Cervitech, Inc. (the “Company”) was incorporated in the State of Delaware on January 14, 2003. The Company intends to distribute cervical implants throughout the United States and abroad.
The majority stockholder of the Company, DERU GmbH (“DERU”) provides the Company with extended payment terms for working capital loans. The Company remains dependent upon the continued support of DERU GmbH with respect to such arrangements. DERU GmbH has represented that it has no present plans or intentions to discontinue providing such support.
Waldemar Link GmbH & Co. KG (“Link Hamburg”), a related company through common ownership, provides financial support and assistance to the Company in the form of extended payment terms for inventory purchases. The Company remains dependent upon the continued support of Link Hamburg with respect to such arrangements. Link Hamburg has represented that it has no present plans or intentions to discontinue providing such support.
Substantially, all the products sold by the Company are purchased from Link Hamburg. Link Hamburg establishes the purchase price of such products.
NOTE 2 — GOING CONCERN:
As shown in the accompanying financial statements, the Company has accumulated losses of $28,402,103 through December 31, 2008, and at December 31, 2008, total liabilities exceed total assets by $30,790,597. As discussed in Note 1, the Company is relying on DERU financially in the form of working capital loans. Additionally, the Company is relying on Link Hamburg financially in the form of extended payment terms for inventory. These factors raise substantial doubt about the Company’s ability to continue as a going concern.
In December 2005, the Company received approval from the FDA to begin studies of its cervical implant (“PCM® ”) in the United States of America. Management is relying on DERU GmbH and Helmut D. Link’s representations to continue funding the Company to provide the necessary cash flow in order to continue operations.
As disclosed in Note 4, the stockholders of the Company have signed a Share Purchase Agreement for the sale of 100% of the Company’s stock.
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Basis of Accounting:
The Company’s policy is to prepare its financial statements on the accrual basis of accounting.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Accounts Receivable:
The Company utilizes the reserve method of accounting for doubtful accounts. The reserves are based on historical experience and management’s evaluation of outstanding accounts receivable at the end of each year. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable
Inventory:
Inventory consists of the PCM® cervical system implants (“PCM®”) and PCM® instruments purchased for resale and are valued using the first-in, first-out basis or specific identification based on prices charged by Link Hamburg. At December 31, 2008, management has determined that certain implants included in inventory at December 31, 2008 have no re-sell value or will be sold at a price below the purchase price and provided a reserve against the value of $757,000.
Trademark Rights:
During 2004, the Company purchased from Link Hamburg the trademark rights to the PCM® implant. The purchase price was $280,687 (€225,000). The Company is amortizing the trademark rights on a straight line basis over 15 years. At December 31, 2008 and 2007, amortization expense amounted to $ 18,713 in each year.
Revenue Recognition:
The Company recognizes revenue for the PCM® implants and PCM® instruments sold in the United States of America when the products are surgically implanted. Revenue from the sale of PCM® implants and PCM® instruments to foreign countries is recognized upon shipment.
Research and Development Costs:
Expenditures relating to field studies and trials by the Federal Drug and Administration (“FDA”) prior to their approval of the PCM® for sale and distribution in the United States of America are expensed as incurred.
Advertising Costs:
Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2008 and 2007 amounted to $133,291 and $359,853, respectively. Advertising costs incurred from January 14, 2003 (date of inception) through December 31, 2008 amounted to $874,705.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Foreign Currency Transactions/Translation:
The Company is billed in Eurocurrency (“Euro”). Realized exchange gains and losses resulting from foreign currency transactions are recorded in the statements of operations and comprehensive loss in the period in which they occur. Foreign exchange translation gains and losses are reported as other comprehensive loss and included as a component of stockholders’ deficiency.
Federal Income Taxes:
The Financial Accounting Standards Board issued Statement No. 109, “Accounting for Income Taxes” (SFAS 109), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are also recognized for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to an amount expected to be realized.
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an entity’s financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. FIN 48 requires an entity to recognize the financial statement impact of a tax position when it is more likely than not that the position will be sustained upon examination. In December 2008, the FASB issued FASB Staff Position (FSP) FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises, which allows deferral of FIN 48 for certain nonpublic enterprises included within the FSP’s scope to financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer implementation of FIN 48.
The determination of uncertain tax positions in the accompanying financial statements uses the tax judgments as reported on the Company’s tax returns which are based on the requirements for filing the returns. These filings may be subject to amendment or change during an examination by the various taxing authorities, which has not been considered in the determination of the Company’s tax assets or liabilities included in the accompanying financial statements.
The Company does not expect that the adoption of FIN 48 will have a material effect on its financial position, results of operations or cash flows.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Reclassifications:
Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation in the current year’s financial statements.
NOTE 4 — SHARE PURCHASE AGREEMENT:
On April 22, 2009, the stockholders of the Company signed a Share Purchase Agreement (the “Agreement”) with a third party for the sale of 100% of the Company’s stock. The initial purchase price consideration will be paid in cash. At the purchaser’s option, up to one-half of the initial purchase price may be paid in the form of the purchaser’s common stock. The remaining balance of the purchase price will be paid as certain milestones are completed and upon approval the PCM® device from the Food and Drug Administration of. The sale transaction is expected to take place on May 8, 2009.
NOTE 5 — DEVELOPMENT-STAGE COMPANY:
The Company, in the development-stage, began to generate revenue during 2004, which does not provide assurance of future revenues. Even if marketing efforts are successful, substantial time will pass before significant revenues will be realized and, during this period, the Company may require additional funds.
The PCM® study began in the United States of America in December 2005. The Company is currently selling the product worldwide through a network of independent distributors.
Since its inception, the Company has incurred losses and negative cash flows from operations. To date, the Company has been dependent upon debt financing from DERU GmbH (the majority stockholder of the Company) to fund its operations. Management’s plans include obtaining additional debt financing from DERU GmbH. This financing will be used to fund continuing operations of the Company until it achieves positive operating cash flows. As disclosed in Note 4, the stockholders of the Company have a Share Purchase Agreement for the sale of 100% of the Company’s stock.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 6 — NOTES PAYABLE, RELATED PARTY:
As of December 31, 2008, the Company has a line of credit available up to a maximum of €13,000,000 from its majority stockholder, DERU GmbH. The line of credit is due January 5, 2010.
The note balance, including accrued interest, is $17,185,943 (€12,190,860) and $14,967,832 (€10,162,496) at December 31, 2008 and 2007, respectively. Interest expense on the notes payable amounted to $989,614, $766,655 and $2,874,246 for the years ended December 31, 2008 and 2007, and the period January 14, 2003 (date of inception) through December 31, 2008, respectively. Such amounts have been accrued at December 31, 2008 and 2007, and are included in long-term debt.
NOTE 7 — LEASE OBLIGATIONS:
During 2004, the Company entered into a lease agreement for the rental of office space in California. The term of the lease was four years and required yearly rental payments of $18,120, due the first day of each rental year. The lease was extended on a quarterly basis and requires monthly lease payments of $1,623. In addition, the Company pays certain other occupancy expenses. This lease will terminate on June 3, 2009.
On January 1, 2008, Link America, Inc., a related party through common ownership, with the consent of the lessor assigned the lease agreement for the rental of office and warehousing facilities to the Company. The lease agreement provides for monthly rental payments of $9,131, plus additional fees for maintenance. On April 1, 2009, the Company, with the consent of the lessor, assigned the lease agreement for the rental of office and warehousing facilities to LinkBio Corp., a related party through common ownership.
For the years ended December 31, 2008 and 2007, and January 14, 2003 (date of inception) to December 31, 2008, rent expense amounted to $116,702, $19,253, and $174,292, respectively.
NOTE 8 — ENHANCED NON-COVERED SERVICE EXPENSE PAYMENT PROGRAM:
As an incentive for hospitals and doctors to participate in the PCM® studies, the Company instituted an “Enhanced Non-Covered Service Expense Payment Program” (the “Program”). The Program established set fees the Company will pay to the hospitals and doctors for the services they provide to patients involved in the PCM® studies that are not reimbursable under the patient’s insurance. There is approximately a five month time period from when the PCM® is implanted and the hospital and/or doctor receives notification from the patient’s insurance that the services received are not reimbursable under the patient’s insurance plan. At December 31, 2008 and 2007, the Company has accrued $120,000 and $180,000; respectively, for potential payments to doctors and hospitals under the terms of the Program.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 9 — PENSION PLAN:
The Company has a 401 (k) Plan. Contributions to the plan are at the discretion of management. Contributions for the years ended December 31, 2008 and 2007 were $17,479 and $15,384 respectively, and from January 14, 2003 (date of inception) through December 31, 2008 contributions amounted to $47,447.
NOTE 10 — RELATED PARTY TRANSACTIONS:
The Company purchases the majority of its inventory from Link Hamburg. In addition, Link Hamburg, from time to time, pays expenses on behalf of the Company. Amounts due Link Hamburg at December 31, 2008 and 2007 amounted to $16,179,526 and $14,523,014, respectively. The amount due Link Hamburg has been reflected as a current liability on the accompanying balance sheets as there are no defined repayment terms. The payable balance does not bear interest.
The Company received certain administrative services from its sister company, Link America, Inc. (“Link America”). In return for these services the Company pays Link America a monthly fee of $10,000. At December 31, 2007, Link America no longer provides administrative services for the Company. In addition, the Company pays certain expenses on behalf of Link America, At December 31, 2008 and 2007, Link America owed the Company $425 and $27,394, respectively.
The Company utilizes the research services and expertise of Pivotal Research, Inc. for some of its research and development associated with new and existing orthopaedic implants. Pivotal Research, Inc. is a related company through common ownership. At December 31, 2008 and 2007, the Company owed Pivotal Research, Inc. $143,561 and $318,598, respectively. In addition, the Company provided Pivotal Research. Inc. with their initial start-up costs for certain expenses. This amounted to $470,558 and $379,636 at December 31, 2008 and 2007, respectively and is included in prepaid expenses at December 31, 2008 and 2007. In April, 2009, Pivotal Research, Inc. repaid the Company the amount owed.
The Company and LinkBio Corp., a related company through common ownership, share certain expenses. The Company and LinkBio Corp. pay certain expenses for each other and subsequently bill for the expenses paid. At December 31, 2008, LinkBio Corp. owed the Company $305,951 and at December 31, 2007, the Company owed LinkBio Corp. $10,000.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 11 — INCOME TAXES:
The Company has loss carry-forwards which can be used to offset future taxable income. However, management does not believe any of the benefits attributed to the loss carry-forwards to be currently realizable and has recorded a full valuation allowance of approximately $8,800,000 and $6,800,000 at December 31, 2008 and 2007, respectively. The loss carry–forwards, which will begin to expire in 2024 through 2027, total approximately $26,000,000 for federal and state income taxes.
NOTE 12 — COMMITMENTS AND CONTINGENCIES:
The Company’s product subjects the Company to significant risks associated with product liability. The Company has a “Hold Harmless Agreement” (the “Agreement”) with Link Hamburg, the manufacturer of these products. The Agreement provides Link Hamburg will hold the Company, its directors, its officers and employees free and harmless from all claims or liability for bodily injury and or property damage arising out of the activities, services or other involvement of the Company with respect to any sale or delivery of products of Link Hamburg or resulting from or caused by such products.
As a result of this Agreement, the Company does not maintain product liability insurance on its implants. The Company does maintain product liability insurance for its surgical instruments. Link Hamburg will bear all costs and expenses of defending such claims if the cause of any such action had been a defect already existing at the moment when the product left the control of Link Hamburg.
The “Hold Harmless Agreement” does not apply to:
1.	Any expressed warranty or any distribution or sale for a purpose unauthorized by Link Hamburg;

2.	Bodily injury or property damage arising out of,
(a)	any act of the Company which changes the condition of the product,

(b)	any failure to maintain the product in merchantable condition,

(c)	any failure to make such inspections, adjustments, tests or servicing as the Company has agreed to make or normally undertakes to make in the usual course of business, in connection with the distribution or sale of the product,

(d)	any product which after distribution or sale by the insured has been labeled or relabeled or used as a container, part or ingredient of any other thing or substance by or for the Company.
3.	Bodily injury or property damage occurring within the Company’s premises.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
NOTE 12 — COMMITMENTS AND CONTINGENCIES: (Continued)
Employment Agreements:
During 2008, the Company signed an executive employment agreement (the “Agreement”) with the managing director of the Company to promotion to president, secretary and chief operating officer of the Company. The Agreement states a specified base salary with yearly increases of 5%. The Agreement expires on December 31, 2010.
On September 1, 2006, the Company signed an employment agreement with the director, North American cervical spine motion products. Under the terms of the agreement, the employee will be paid a salary and receive a yearly increase of 4% through the expiration of the agreement on September 4, 2010. In addition, the Company granted the employee 50 restricted shares of common stock, par value $.01 per share, which will vest over the term of the agreement.
On September 15, 2004, the Company signed an employment agreement with the vice president, North American cervical spine motion products. The employee will be paid yearly through the expiration of the agreement on February 14, 2006. In addition, the Company granted the employee 50 restricted shares of common stock, par value $.01, which will vest over a five year vesting schedule. The employment agreement was extended to February 15, 2008 and not renewed beyond that date.
On June 10, 2003, the Company signed an employment agreement with the vice president, international sales and marketing for Europe and Asia. The employee will be paid a yearly base salary through the expiration of the agreement on June 9, 2006. The Company will also pay the vice president a yearly bonus of $10,000 upon achievement of certain milestones. The achievement of each milestone shall be determined by the Company in its sole and absolute discretion. Additionally, the Company granted the vice president 100 restricted shares of common stock, par value $.01, which will vest over a five year vesting schedule. This agreement was terminated in April 2008.
NOTE 13 — CONCENTRATION OF RISK:
Concentrations of Credit Risk:
At December 31, 2008 and 2007, the Company had approximately $127,000 and $156,000, respectively, on deposit in a foreign country bank.
The Company, at various times during the year, maintained cash balances in excess of insured limits.
Concentration of Supply Risk:
As discussed in Notes 1 and 10, the Company purchases the majority of its inventory from Link Hamburg.